EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Neil Reithinger, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)

the quarterly report on Form 10-Q of Intellisense Solutions Inc. for the period ended September 30, 2015 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Intellisense Solutions Inc.

Date: November 2, 2015	By:	/s/ Neil Reithinger
Neil Reithinger
President & Chief Executive Officer (Principal Executive Officer)